SECURITIES AND EXCHANGE COMMISSION
                                           WASHINGTON D.C. 20549


                                                ----------





                                                 FORM 8-K


                                              CURRENT REPORT
                                                PURSUANT TO
                                          SECTION 13 or 15(d) OF
                                    THE SECURITIES EXCHANGE ACT OF 1934


                    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                    January 6, 1997




                                     THERMO-MIZER ENVIRONMENTAL CORP.
                      (Exact name of Registrant as specified in charter)


 DELAWARE                    33-87284-N4                 22-2312917

(State or other              (Commission              (I.R.S Employer
jurisdiction                 File Number)               Identification
of incorporation)                                         Number)



             528 Oritan Avenue, Ridgefield, New Jersey               07657

            (Address of Principal Executive Offices)              (Zip Code)



                                               201-941-5805
                             -------------------------------------------------
                             Registrant's Telephone number including area code

ITEM 5.  OTHER EVENTS
         ------------

         On January 6, 1997, Thermo-Mizer Environmental Corp. (the "Registrant") and Laminaire Corporation ("Laminaire"), signed a letter of intent to acquire the business and substantially all of the assets of Laminaire. The proposed purchase price is $2,975,000, payable in cash of $1,975,000 and a convertible promissory note in the principal amount of $1,000,000, which will bear interest at the rate of nine percent per annum, plus the assumption of Laminaire's recorded liabilities. The proposed promissory note will be convertible commencing six months from the date of issuance at the option of the holder, into the Registrant's Common Stock at the rate of one share of Common Stock for each $1.3125 principal amount converted.

          Laminaire, based in Rahway, New Jersey, manufactures and distributes cleanroom products and also produces a variety of electronic circuit boards. The acquisition is subject, among other things, to the Registrant obtaining satisfactory financing, the completion of due diligence and the execution of a mutually acceptable definitive agreement.


Reference is made to the press release which is included as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (C)   EXHIBITS.

               Exhibit Number                      Title


               99                      Press Release of the Registrant dated
                                       January 7, 1997.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        THERMO-MIZER ENVIRONMENTAL CORP.

                                       /s/ Jon J. Darcy
                                       ------------------------------------
                                         By: Jon J. Darcy
                                         President


Date:  January 13, 1997

                                 EXHIBIT INDEX


                        Exhibit Number                   Title


                             99        Press Release of the Registrant dated
                                               January 7, 1997.

                                       PRESS RELEASE

                                  (FOR IMMEDIATE RELEASE)

        January 7, 1997

        THERMO-MIZER ENVIRONMENTAL CORP. ("Thermo") - (NASDAQ -COMMON STOCK - THMZ, WARRANTS - THMZW), a Ridgefield, New Jersey-based company which designs, assembles and sells products and systems used to monitor a wide variety of environmental conditions, announced that it has signed a letter of intent to acquire the business of Laminaire Corporation, located in Rahway, New Jersey, for $3,000,000. The acquisition is subject, among other things, to Thermo obtaining satisfactory financing. Laminaire is a leading manufacturer and distributor of cleanroom products and also produces a variety of electronic circuit boards. It has annual sales in excess of $6,000,000.

        Jon Darcy, President of Thermo, said "The two companies complement each other well, and both businesses should benefit from this planned combination."

        This press release contains forward looking statements. The Company's actual performance might differ materially from that projected in such forward looking statements for numerous reasons, including those contained in the Company's Annual Report on Form 10-KSB and other periodic reports filed with the Securities and Exchange Commission.

        CONTACT:     JON J. DARCY, PRESIDENT
                             Telephone No.  (201) 941-5805


thermomi\laminair\8k


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